Narrative for the Hypothetical Illustration 1

I. The 0% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $250,000 or 222% x $16,347.72
                     = $250,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4   $13,231.74
+ Annual Premium*                    $4,000.00
- Premium Expense Charge**             $140.00
- Monthly Deduction***                 $425.36
- Mortality & Expense Charge****       $151.75
+ Hypothetical Rate of Return*****    ($166.92)
                                     ---------
=                                      $16,348  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month                 COI

             1                  $35.39
             2                  $35.40
             3                  $35.41
             4                  $35.42
             5                  $35.43
             6                  $35.44
             7                  $35.45
             8                  $35.46
             9                  $35.47
            10                  $35.48
            11                  $35.49
            12                  $35.50

             Total             $425.36

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, and 0.45% for years 11+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 0.99%. The monthly interest amounts earned for year 5 are:

             Month         Interest

             1             ($14.19)
             2             ($14.14)
             3             ($14.09)
             4             ($14.04)
             5             ($13.99)
             6             ($13.94)
             7             ($13.88)
             8             ($13.83)
             9             ($13.78)
            10             ($13.73)
            11             ($13.68)
            12             ($13.63)

         Total            ($166.92)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value            $16,347.72
- Year 5 Surrender Charge       $2,605.00
                                ---------
=                                 $13,743  (rounded to the nearest dollar)

II. The 6% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $250,000 or 222% x $19,638.17
                     = $250,000

Policy Value:
Year 5 Policy Value =

Policy Value at the end of year 4   $15,415.67
+ Annual Premium*                    $4,000.00
- Premium Expense Charge**             $140.00
- Monthly Deduction***                 $420.43
- Mortality & Expense Charge****       $171.44
+ Hypothetical Rate of Return*****     $954.37
                                       -------
=                                      $19,638  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month              COI

             1               $35.06
             2               $35.06
             3               $35.05
             4               $35.05
             5               $35.04
             6               $35.04
             7               $35.03
             8               $35.03
             9               $35.02
            10               $35.02
            11               $35.02
            12               $35.01

             Total          $420.43

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, and 0.45% for years 11+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 0.99%. The monthly interest amounts earned for year 5 are:

             Month          Interest

             1                $78.85
             2                $78.98
             3                $79.10
             4                $79.22

             5                $79.34
             6                $79.47
             7                $79.59
             8                $79.71
             9                $79.84
            10                $79.96
            11                $80.09
            12                $80.21

             Total           $954.37

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value            $19,638.17
- Year 5 Surrender Charge       $2,605.00
                                ---------
=                                 $17,033  (rounded to the nearest dollar)

III. The 12% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $250,000 or 222% x $23,496.85
                     = $250,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4   $17,876.48
+ Annual Premium*                    $4,000.00
- Premium Expense Charge**             $140.00
- Monthly Deduction***                 $414.78
- Mortality & Expense Charge****       $193.63
+ Hypothetical Rate of Return*****   $2,368.78
                                     ---------
=                                      $23,497  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month              COI

             1               $34.69
             2               $34.66
             3               $34.64
             4               $34.62
             5               $34.60
             6               $34.58
             7               $34.55
             8               $34.53
             9               $34.51
            10               $34.49
            11               $34.46
            12               $34.44

             Total          $414.78

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, and 0.45% for years 11+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 0.99%. The monthly interest amounts earned for year 5 are:

             Month          Interest

             1               $190.44
             2               $191.67
             3               $192.91
             4               $194.16
             5               $195.43
             6               $196.70
             7               $197.98
             8               $199.27
             9               $200.57
            10               $201.89
            11               $203.21
            12               $204.55

         Total             $2,368.78

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $23,496.85
- Year 5 Surrender Charge        $2,605.00
                                 ---------
=                                  $20,892  (rounded to the nearest dollar)

Narrative for the Hypothetical Illustration 2

I. The 0% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $250,000 or 222% x $14,656.67
                     = $250,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4   $11,920.25
+ Annual Premium*                    $4,000.00
- Premium Expense Charge**             $140.00
- Monthly Deduction***                 $833.89
- Mortality & Expense Charge****       $137.95
+ Hypothetical Rate of Return*****    ($151.74)
                                     ---------
=                                      $14,657  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month              COI

             1               $61.85
             2               $61.88
             3               $61.90
             4               $61.93
             5               $61.95
             6               $61.98
             7               $62.00
             8               $62.03

             9               $62.05
            10               $62.08
            11               $62.10
            12               $62.13

         Total              $743.89

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 0.99%. The monthly interest amounts earned for year 5 are:

             Month          Interest

             1              ($13.08)
             2              ($13.00)
             3              ($12.92)
             4              ($12.84)
             5              ($12.76)
             6              ($12.68)
             7              ($12.61)
             8              ($12.53)
             9              ($12.45)
            10              ($12.37)
            11              ($12.29)
            12              ($12.22)

         Total             ($151.74)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value            $14,656.67
- Year 5 Surrender Charge       $2,605.00
                                ---------
=                                 $12,052  (rounded to the nearest dollar)

II. The 6% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $250,000 or 222% x $17,693.78
                     = $250,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4   $13,946.19
+ Annual Premium*                    $4,000.00
- Premium Expense Charge**             $140.00
- Monthly Deduction***                 $825.97
- Mortality & Expense Charge****       $156.25
+ Hypothetical Rate of Return*****     $869.81
                                       -------
=                                      $17,694  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month              COI

             1               $61.32
             2               $61.32
             3               $61.32
             4               $61.32
             5               $61.33
             6               $61.33
             7               $61.33
             8               $61.33
             9               $61.34
            10               $61.34
            11               $61.34
            12               $61.34

         Total              $735.97

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 0.99%. The monthly interest amounts earned for year 5 are:

             Month          Interest

             1                $72.69
             2                $72.66
             3                $72.62
             4                $72.58
             5                $72.54
             6                $72.50
             7                $72.47
             8                $72.43
             9                $72.39
            10                $72.35
            11                $72.31
            12                $72.27

             Total           $869.81

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $17,693.78
- Year 5 Surrender Charge        $2,605.00
                                 ---------
=                                  $15,089  (rounded to the nearest dollar)

III. The 12% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $250,000 or 222% x $21,264.03
                     = $250,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4   $16,233.54
+ Annual Premium*                    $4,000.00
- Premium Expense Charge**             $140.00
- Monthly Deduction***                 $816.86
- Mortality & Expense Charge****       $176.92
+ Hypothetical Rate of Return*****   $2,164.27
                                     ---------
=                                      $21,264  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month              COI

             1               $60.71
             2               $60.69
             3               $60.66
             4               $60.64
             5               $60.61
             6               $60.59
             7               $60.56
             8               $60.53
             9               $60.51
            10               $60.48
            11               $60.45
            12               $60.43

             Total          $726.86

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 0.99%. The monthly interest amounts earned for year 5 are:

             Month          Interest

             1               $175.73
             2               $176.55
             3               $177.37
             4               $178.20
             5               $179.04
             6               $179.89
             7               $180.74
             8               $181.60
             9               $182.47
            10               $183.34
            11               $184.22

            12               $185.11

             Total         $2,164.27

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value            $21,264.03
- Year 5 Surrender Charge       $2,605.00
                                ---------
=                                 $18,659  (rounded to the nearest dollar)